UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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DOCUSIGN, INC.

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Docusign Investor Engagement Spring 2024

This presentation, meeting, website, and similar communication, including through social media outlets, may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risk and uncertainties. All statements other than statements of historical fact, including statements regarding our future operating results and financial position, our business strategy and plans, market growth and trends, our anticipated future products and product strategy, objectives for future operations, and the impact of such assumptions on our financial condition and results of operations are forward-looking statements. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, statements about: our expectations regarding global macro-economic conditions, including the effects of inflation, volatile interest rates, instability in the global banking sector, and market volatility on the global economy; our ability to estimate the size and growth of our total addressable market; our ability to compete effectively in an evolving and competitive market; the impact of any data breaches, cyberattacks or other malicious activity on our technology systems; our ability to effectively sustain and manage our growth and future expenses and achieve and maintain future profitability; our ability to attract new customers and maintain and expand our existing customer base; our ability to effectively implement and execute our restructuring plans; our ability to scale and update our platform to respond to customers’ needs and rapid technological change, including our ability to successfully incorporate generative artificial intelligence into our existing and future products; our ability to expand use cases within existing customers and vertical solutions; our ability to expand our operations and increase adoption of our platform internationally; our ability to strengthen and foster our relationships with developers; our ability to retain our direct sales force, customer success team and strategic partnerships around the world; our ability to identify targets for and execute potential acquisitions and to successfully integrate and realize the anticipated benefits of such acquisitions; our ability to maintain, protect and enhance our brand; the sufficiency of our cash, cash equivalents and capital resources to satisfy our liquidity needs; limitations on us due to obligations we have under our credit facility or other indebtedness; our ability to realize the anticipated benefits of our stock repurchase program; our failure or the failure of our software to comply with applicable industry standards, laws and regulations; our ability to maintain, protect and enhance our intellectual property; our ability to successfully defend litigation against us; our ability to attract large organizations as users; our ability to maintain our corporate culture; our ability to offer high-quality customer support; our ability to hire, retain and motivate qualified personnel, including executive level management; our ability to successfully manage and integrate executive management transitions; uncertainties regarding the impact of general economic and market conditions, including as a result of regional and global conflicts; our ability to successfully implement and maintain new and existing information technology systems, including our ERP system; and our ability to maintain proper and effective internal controls. Additional risks and uncertainties that could affect our financial results are included in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K for the fiscal year ended January 31, 2024 filed on March 21, 2024 with the Securities and Exchange Commission (the “SEC”), and other filings that we make from time to time with the SEC. Forward-looking statements relate only to events as of the date on which such statements are made. We undertake no obligation to update any forward-looking statements after the date they were made or to conform such statements to actual results or revised expectations, except as required by law. Forward-Looking Statements 2

3 Continued year-round stockholder engagement with outreach to over >50% shares outstanding Responsive changes to executive compensation and governance programs reflected in enhanced CD&A and other disclosures Appointment of 1 new director to our Board in fiscal 2024: Anna Marrs Additional commitments on DEI disclosure aligned with our DEI and human capital management strategy Updated ESG disclosure, including progress made to our Sustainability program and a relaunch of our global Docusign.org strategy 2024 Proxy Statement Highlights

The Docusign Journey

A story of innovative growth since 2003

2003 — DocuTouch
Seattle, WA

2011 — Moved HQ
San Francisco, CA

Opened first international office
London, UK

2015 — IMPACT Launched

2018 — Acquired SpringCM for CLM

DocuSign IPO on NASDAQ

2020 — Acquired Seal Software

Introduced DocuSign AI

2021 — Acquired Clause for Smart Clauses & Agreements

2024 — Created the IAM Category

DocuSign
2003+ e-Signature Leadership

DocuSign
2018+ Agreement Expansion

docusign
2024+ Intelligent Agreement Management

docusign

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DocuSign IAM incorporates our industry-leading e-Signature and CLM products within a new foundation, supporting new applications and functionality for a broader audience looking to reap the benefits of intelligent agreement management. 5 The category: Intelligent Agreement Management A new SaaS category that acts as a system-of-record for agreements Docusign IAM: An Intelligent Agreement Management platform and new line-of-business-focused applications to lead that category.

Docusign at a Glance 6 (1) As of January 31, 2024. (2) Docusign estimate combining commissioned third-party research with internal customer count, pricing and spending data. (3) For the fiscal quarter ended January 31, 2024. Market leadership Q4 FY243 Large market opportunity performance 2 $50B TAM 1.5+M Customer base 1 Across all industries, segments, and geos Docusign IAM platform, including the world’s #1 e-Signature solution Broader Docusign opportunity (before and after signing) $712M Total Revenue (27% Int’l) 8% Y/Y growth $833M Billings 13% Y/Y growth $249M Free Cash Flow 25% Operating Margin (Non-GAAP)

Diverse and Experienced Board



Maggie Wilderotter
Chair of Board



Allan Thygesen
CEO & Director (non-indep.)



James Beer
Director



Teresa Briggs
Director



Cain Hayes
Director



Blake J. Irving
Director



Anna Marrs
Director



Enrique T. Salem
Director



Peter Solvik
Director



Dan Springer
Director (non-indep.)

Balance of skills, backgrounds and perspectives reflects ongoing board refreshment

Diversity



Women
30%
Other
50%
Ethnically or racially diverse
20%

As of May 2024

Board Tenure

~6.1

years average

Skills, Knowledge, Leadership

- International management
- Compensation / talent
- Technology leadership
- Strategic insight
- Complex business management
- Financial expertise
- Cybersecurity oversight
- Government/non-profit
- Product/engineering
- Operational
- Corporate governance
- Marketing intelligence
- Audit / Risk management
- Executive leadership

docusign

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Engagement & Responsive Actions Our Board of Directors values regular engagement with stockholders and has demonstrated responsiveness to stockholder feedback. 8 2024 ➔ Adopted majority voting for uncontested director elections ➔ Comprehensive compensation program changes ◆ 60/40 PSU/RSU mix for CEO ◆ Incorporated financial metrics to PSU program ➔ Commitments to limit certain short-term RSU awards to executives and stockholder value creation (SVC)-style awards to our CEO, as discussed in proxy ➔ Commitments to publish EEO-1 reports and additional DEI metrics 2023 ➔ Compensation program changes (50/50 RSU/PSU mix for NEOs) ➔ Enhanced proxy disclosures, including director skills matrix 2022 ➔ Enhanced Board diversity disclosure ➔ First ESG-related proxy disclosure +55% Fall 2023 engagement outreach to of outstanding shares (as of Sept. 2023) +25% Feedback received from of outstanding shares (as of Sept. 2023)

9 Majority Voting Standard Adopted In addition to our robust governance practices, the Board approved a majority voting standard for uncontested director elections in response to stockholder feedback. Stockholder Concern Concerns about voting standard for director elections & resignation requirements Action and Perspective In March 2024, adopted majority voting in uncontested director elections Incorporating a resignation requirement for incumbent director nominees Existing Robust Governance Practices ● Independent Board Chair with robust authority selected by independent directors ● Proxy access on market terms ● Single class of stock (no dual class structure) ● 80% independent directors with fully independent Audit, Compensation and Nominating committees ● Board oversight of ESG, cybersecurity, AI & Risk ● Board policy on additional directorships

Compensation Program Designed to Attract & Motivate Top Talent

Company transformation and executive team refreshment were key factors for FY23-24 compensation

- Recent executive team is composed of seasoned tech leaders from scaled global organizations to support Docusign's next phase of growth.
- Off-cycle and sign-on awards were designed during a critical transition period and do not represent Docusign's regular compensation practices.
- Incentive opportunities are designed to **recruit, reward** and **retain** highly qualified executives with the skills and leadership necessary to grow our business while creating **long-term value for stockholders**:
  - Recruit, including "make-whole" arrangements where necessary to induce executives to give up existing compensation; and
  - Motivate executives and align interests with our stockholders by giving them a stake in our growth.


Joined DocuSign
October 2022

Allan Thygesen
CEO & Director


Joined DocuSign
May 2023

Blake Grayson
CFO


Joined DocuSign
May 2022

Steve Shute
President, WW Field Operations


Joined DocuSign
February 2023

Robert Chatwani
President and General Manager, Growth


Joined DocuSign
May 2022

Jim Shaughnessy
Chief Legal Officer

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11 Measured and thoughtful changes to our FY24 executive compensation program while continuing to maintain our existing robust compensation practices. FY24 Compensation Program is Responsive to Feedback Taking Action in Response to Feedback & Enhancing Pay-for-Performance Alignment ➔ Majority PSU weighting for CEO (60/40 PSU/RSU mix) ➔ Extended performance period to 3 years for PSUs tied to relative TSR performance ➔ Introduced additional long-term financial performance metrics: subscription revenue growth and free cash flow ◆ Earned amounts vest over 3 years ➔ No metrics overlap between short- and long-term incentive programs ➔ New commitments to: ◆ Limit grants of SVC-style awards to ◆ Award short-term RSU awards only for make-whole needs ◆ Include PSUs in grants, absent make-whole reasons Continuing Compensation Practices ● Majority of CEO compensation tied to long-term performance ● At least 50/50 mix of PSU/RSU for executive team ● Caps on all incentive plan payouts ● Double-trigger change-in-control severance provisions ● Stock ownership guidelines

12 Executive Compensation: Performance Metrics Cash Incentive Program Performance-Based Equity Performance Metrics: ● Revenue ● NNMRR (net new monthly recurring revenue) ● Adjusted Operating Income ESG Modifier Applied to Payout ● +/- 20% based on achievement of pre-set ESG objectives ● Metrics based on environmental impact and workforce diversity TSR PSUs: ● Relative TSR vs. NASDAQ index Financial PSUs: ● Subscription Revenue growth ● Free Cash Flow Revenue 25% NNMRR 25% Adjusted Operating Income 50% Sub. Rev. Growth 25% FCF 25% TSR 50%

13 CEO Compensation Aligned to Long-term Growth & Performance CEO Sign-on Compensation Payout to Date Over 80% of CEO sign-on package was performance-based: CEO FY24 Compensation Mix Base salary 4% PSU 58% RSU 34% Semi-annual cash incentives 4% Stockholder Value Creation (SVC) PSU Award - directly tied to long-term sustained increases to stock price PSU Award - tied to TSR performance; annual vesting tranches over a 3-year period No portion of SVC Award earned to date No portion of PSU Award earned to date

14 Diversity, Equity and Inclusion (DEI) at Docusign Docusign’s Commitment to DEI Workforce Representation Data ➔ We have made significant steps to develop and maintain a diverse and inclusive workforce. ◆ For example, establishing employee resource groups and hiring a Chief Diversity and Engagement Officer. ◆ Diverse workforce with approx. one third outside of the U.S. and in more than 10 countries ➔ Our existing public disclosures underscore our commitment. ◆ Annual updates to our workforce representation published on our website ➔ We’ve already made additional public commitments to provide more disclosure on our inclusive workforce: ◆ EEO-1 reports by the end of fiscal 2025. ◆ Inclusive hiring data (for women globally and by race/ethnicity in the U.S.) by the end of fiscal 2026. ➔ Our leadership supports DEI at all levels, starting with our Board and executive management team. ➔ Strong policies against harassment and discrimination and promoting diversity, including our Code of Conduct. The Board recommends you vote AGAINST the stockholder proposal to report on the effectiveness of the Company’s DEI efforts (as of January 2024) Global Population of Women 40.2% All Docusign U.S. Population by Race / Ethnicity 42.7% Non-white 52.7% White 4.5% Unknown / not reported U.S. Leadership* by Race / Ethnicity 48.9% Non-white 46.2% White 4.8% Unknown / not reported *Leadership is currently defined as Director and above people managers and includes principal level individual contributors in our product, security, IT and engineering teams

15 Our Commitment to ESG Sustainability From the beginning, environmental sustainability has been an important part of the Docusign story. We endeavor to promote environmental sustainability throughout our business globally, including our operations, our sourcing practices, and our products. ● Certified Carbon Neutral since 2022 ● Business Ambition Pledge for 1.5°C through Science Based Targets Initiative (SBTi) ● Committed to reach net-zero no later than 2050 ● Targeting 100% Renewable Energy across operations and data centers Social Docusign.org brings the strength of our products, people and resources together to create stronger communities and a more sustainable planet through: ● Docusign for Nonprofits: supports organizations with the use of our products ● Docusign Impact: community support and volunteerism ● Docusign Foundation: our corporate philanthropy program Diversity, equity & inclusion (DEI) strategy cultivated at every level to amplify voices Cybersecurity & Privacy Dedicated global information security team comprised of trained cybersecurity professionals Adhere to some of the most stringent U.S., EU, and global security standards Significant ongoing investment in protecting customer data extends across operating environments Operate in accordance with our binding corporate rules to support commitments to users and customers $20+ Million employee donations & matches 100,000+ employee volunteer hours As of January 31, 2024: For more information about our programs and to access our ESG Fact Sheet, please refer to investor.docusign.com/investor/ESG

16 investors@docusign.com Q&A